UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2020
_______________________________________________________

UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601
Santa Clara,	California		95054
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
As previously disclosed in the Current Report on Form 8-K filed by Upwork Inc. (the “Company”) with the Securities Exchange Commission on August 4, 2020, Brian Kinion and the Company reached an agreement regarding Mr. Kinion’s resignation from his position as the Company’s Chief Financial Officer, effective on August 4, 2020 (the “Resignation Date”).

On August 4, 2020, the Company and Mr. Kinion entered into an agreement (the “Kinion Transition Agreement”) setting forth the terms of Mr. Kinion’s separation and transition from the Company. Pursuant to the Kinion Transition Agreement, subject to a release of claims by Mr. Kinion, Mr. Kinion will be entitled to certain payments and benefits after the Resignation Date, including (i) a lump sum payment equal to six months’ base salary and (ii) reimbursement for any insurance premium payments paid by Mr. Kinion to continue to receive coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, through no later than April 1, 2021.

The Kinion Transition Agreement also provides that Mr. Kinion will remain employed as an advisor to the Company’s Chief Executive Officer through October 1, 2020. Pursuant to the Kinion Transition Agreement, while he is providing advisory services, (i) Mr. Kinion will continue to receive his monthly base salary until October 1, 2020 and (ii) Mr. Kinion’s outstanding stock options will continue to vest.

The foregoing description of the Kinion Transition Agreement is qualified in its entirety by reference to the full text of the Kinion Transition Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2020.

(e)
The information set forth above under 5.02(b) is hereby incorporated by reference into this Item 5.02(e).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: August 10, 2020	By:	/s/ Brian Levey
Brian Levey Chief Business Affairs and Legal Officer & Secretary